Exhibit 10.26

Second Amendment and Restatement
Agreement - Revolving Facility Agreement
Details

Interpretation – definitions are at the end of the General Terms

Parties	Parent, Initial Borrowers, and Facility Agent

Parent	Name	Burns, Philp & Company Limited (ABN 65 000 000 359)

Initial Borrowers	Name	The entities listed in schedule 1

Facility Agent	Name	Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) on behalf of itself and each Subscriber

Recitals	1.	The Parent, the Initial Borrowers, the Facility Agent and others executed the Original Document.

	2.	The parties to this document intend to amend and restate the Original Document on and from the Effective Date.

Effective Date (clause 5)	The date of this agreement.

Original Document (clause 5)	Revolving Facility Agreement dated 16 January 2003 between Burns, Philp & Company Limited (ABN 65 000 000 359), the entities listed in Schedule 1 to that document, Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712) and the financial institutions listed in schedule 2 to that document as amended and restated as at 21 February 2003.

Governing law	New South Wales.

Date of Amending Agreement	See Signing page

© Mallesons Stephen Jaques	Second Amendment and Restatement Agreement - Revolving Facility Agreement 10 November 2003

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Second Amendment and Restatement
Agreement - Revolving Facility Agreement
General terms

1	Amendments

As and from the Effective Date, the Original Document is amended and restated as set out in the copy of the Original Document attached as Annexure A to this agreement.

2	Confirmation and acknowledgement

2.1	Confirmation

Each party confirms that, other than as provided for in clause 1 (“Amendments”), the Original Document remains in full force and effect.

2.2	Transaction Document

The parties acknowledge that this agreement is a New Transaction Document.

3	General

Clause 11 (“General”) of the Original Document applies mutatis mutandis to this agreement as if it was fully set out in this agreement.

4	Governing law

This agreement is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

5	Interpretation

5.1	Definitions

These meanings apply mutatis mutandis unless the contrary intention appears:

Effective Date means the date so described in the “Details” section of this agreement.

Original Document means the document so described in the “Details” section of this agreement.

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5.2	Interpretation

Terms defined in the Original Document have the same meaning in this agreement.

EXECUTED as an agreement.

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SCHEDULE 1
INITIAL BORROWERS

Jurisdiction of
Name of Borrower	Address	incorporation
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australia

Burns Philp Inc. (Fed 10#22-272392)	c/- The Corporation Trust Company County of New Castle 1209 Orange Street WILMINGTON DE 19801 UNITED STATES OF AMERICA	USA

Burns Philp (New Zealand) Limited (AK 112484)	54 Ponsonby Road Auckland NEW ZEALAND	New Zealand

Burns Philp Food Limited	31 Arlie Street Lasalle QUEBEC H8R1Z8 CANADA	Canada

BPC1 Pty Limited ACN 101 665 918	Level 23 56 Pitt Street Sydney NSW 2000 Australia	Australia

Burns Philp Deutschland GmbH (Reg No. HRB 65911)	Wandsbeker Zollstrasse 59 22041 Hamburg Germany	Germany

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Signing page

DATED:                                       2003

SIGNED for BURNS, PHILP & COMPANY LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY (AUSTRALIA) LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

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SIGNED for BURNS PHILP DEUTSCHLAND GmbH under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP INC. under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW ZEALAND) LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

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SIGNED for BURNS PHILP FOOD LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BPC1 PTY LIMITED under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

FACILITY AGENT (on behalf of itself and each Subscriber)

SIGNED for CREDIT SUISSE FIRST BOSTON, MELBOURNE BRANCH by its authorised signatories in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

© Mallesons Stephen Jaques	Second Amendment and Restatement Agreement - Revolving Facility Agreement 10 November 2003

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Annexure A

© Mallesons Stephen Jaques	Second Amendment and Restatement Agreement - Revolving Facility Agreement 10 November 2003

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MALLESONS STEPHEN JAQUES

Second Amendment and
Restatement Agreement -
Revolving Facility
Agreement

Dated

Burns, Philp & Company Limited (ABN 65 000 000 359)
The entities listed in schedule 1
Credit Suisse First Boston, Melbourne Branch (ABN 17 061 700 712)

Mallesons Stephen Jaques
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
6717009_5

Second Amendment and Restatement
Agreement - Revolving Facility Agreement
Contents

Details		1
General terms		2
1	Amendments	2
2	Confirmation and acknowledgement	2
2.1	Confirmation	2
2.2	Transaction Document	2
3	General	2
4	Governing law	2
5	Interpretation	2
5.1	Definitions	2
5.2	Interpretation	3
Signing page		5
Annexure A		8

© Mallesons Stephen Jaques	Second Amendment and Restatement Agreement - Revolving Facility Agreement 10 November 2003

i

Revolving Facility Agreement

Details

Interpretation – definitions are in clause 1.1

Parties	Parent, Initial Borrowers, Facility Agent and Initial Subscribers
Parent	Name	Burns, Philp & Company Limited
	ABN	65 000 000 359
	Address	Level 23, 56 Pitt Street, Sydney, NSW, 2000
	Fax	(61 2) 9247 3272
	Attention	Helen Golding, Company Secretary and General Counsel
Initial Borrowers		The entities listed in schedule 1
Facility Agent	Name	Credit Suisse First Boston, Melbourne Branch
	ABN	17 061 700 712
	Address	Level 27, 101 Collins Street, Melbourne, Victoria, 3000
	Fax	(61 3) 9653 3444
	Attention	Malcolm White, Facility Agent
Initial Subscribers		The financial institutions listed in schedule 2
Date of agreement	See Signing page

© Mallesons Stephen Jaques	Revolving Facility Agreement 10 November 2003

Revolving Facility Agreement

General terms

1	Interpretation

1.1	Definitions

The following definitions apply in this document.

Associate has the meaning given to that term in section 128F(1) of the Tax Act.

Availability Period means the period commencing on the date of this document and ending on the Termination Date.

Borrower means an Initial Borrower or a New Borrower.

Borrowing Currency means, for a Borrower, a currency specified for that Borrower in schedule 1.

Commitment means, for a Subscriber, the amount specified as such in schedule 2, or acquired under a Substitution Certificate, as adjusted under this document.

Debenture Holder has the meaning given to that term in the Debenture Trust Deed.

Debenture Trust Deed means the deed entitled “Deed of Debenture Trust” to be entered into between, amongst others, the Parent, the entities listed in schedule 1 to that deed and the party named as security trustee in that deed.

Drawdown Date means the date on which a Funding Portion is, or is proposed to be, provided to a Borrower under a Drawdown Notice by the subscription for Revolving Debentures and by the paying up of unpaid amounts in relation to the aggregate Face Value Amount of those Revolving Debentures.

Drawdown Notice means a properly completed notice substantially in the form set out in schedule 3.

Face Value Amount means, in relation to a Revolving Debenture, the amount expressed as the face value amount of that Revolving Debenture, as recorded in the Register.

Facility means the revolving multicurrency debenture subscription facility made available under this document.

Facility Commitment means, at any time, the sum of the Commitments at that time, initially being AUD 100,000,000 as reduced under clause 8.

Funding Portion means each portion of the Facility Commitment provided under this agreement by the subscription for Revolving Debentures and by the

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paying up of the relevant unpaid portion of the aggregate Face Value Amount of those Revolving Debentures which has the same Borrower, the same Drawdown Date or Rollover Date and the same Term.

Initial Revolving Debentures means the initial Revolving Debentures issued on the first Funding Portion being provided under the Facility.

Interest Rate means, for the Term of a Funding Portion, the rate per annum which is the sum of:

(a)	the Base Rate for the relevant currency for the period that is the Term of that Funding Portion; and

(b)	the Margin on the Drawdown Date or Rollover Date for the Funding Portion, as applicable.

Margin means:

(a)	for a Funding Portion that begins on or within 6 months of the first Drawdown Date — 2.00% per annum;

(b)	subject to paragraph (a), for a Funding Portion, the amount per cent per annum determined in accordance with the following table by reference to the most recent Gearing Ratio as advised under clause 5.2(c) of the Senior Funding Agreement:

Gearing Ratio	Margin
3.51 times or greater	2.00%
3.26 times or greater but less than 3.51 times	1.75%
3.01 times or greater but less than 3.26 times	1.50%
2.51 times or greater but less than 3.01 times	1.25%
Less than 2.51 times	1.00%

Master Debenture has the meaning given to that term in the Debenture Trust Deed.

Maturity Date means, for a Funding Portion, the last day of the Term of that Funding Portion.

New Borrower means a Group Member that becomes a Borrower in accordance with clause 5.7 of the Senior Funding Agreement on the basis that it is to share in the Commitments that are provided to an Initial Borrower under this document.

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New Subscriber means a financial institution that becomes a Subscriber for the purposes of this document in accordance with clause 13 of the Senior Funding Agreement.

Paid Up Amount means, in relation to a Revolving Debenture at any time, the total amount paid up by the Subscriber for that Revolving Debenture, as recorded in the Register.

Permitted Term means:

(a)	1, 2, 3 or 6 months; or

(b)	such other period as the Parent requests, as long as the Facility Agent is satisfied that the choice of that period as the Permitted Term is intended to enable the relevant Borrower to improve the alignment of the Term of Funding Portions with hedging periods under interest rate Treasury Transactions entered into by the Group or to align the Term of Funding Portions with the timing of repayment obligations under this document.

Register means the register of Debenture Holders maintained under the Debenture Trust Deed.

Revolving Debenture means has the meaning given to that term in the Debenture Trust Deed.

Rollover Date means the date on which a Funding Portion is, or is proposed to be, provided to a Borrower under a Rollover Notice.

Rollover Notice means a properly completed notice substantially in the form set out in schedule 4.

Senior Funding Agreement means the document entitled “TLA Senior Funding Agreement” dated 16 January 2003 between the parties to this document and others.

Share means:

(a)	for a Subscriber, in relation to a proposed Funding Portion, the proportion that the Subscriber’s Commitment bears to the Facility Commitment; and

(b)	for a Subscriber in relation to an outstanding Funding Portion, the proportion of the Funding Portion that is owing to it or one of its Subscriber Affiliates.

Subscriber means an Initial Subscriber or a New Subscriber, other than an Initial Subscriber or a New Subscriber that has assigned or substituted all of its rights and obligations (including those of its Subscriber Affiliates) under this document in accordance with clause 13 of the Senior Funding Agreement.

Subscription Account means in relation to a Borrower, the bank account of that Borrower in the Australian Capital Territory or outside Australia.

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Tax Act means the Income Tax Assessment Act 1936 (Cth).

Term means the term for which a Funding Portion may be outstanding provided that:

(a)	a Term that would otherwise end on a day that is not a Business Day ends on the preceding Business Day; and

(b)	a Term that would otherwise end after the Termination Date ends on the Termination Date or, if the Termination Date is not a Business Day, on the last Business Day before the Termination Date.

Total Undrawn Commitment means the Facility Commitment less the aggregate AUD Equivalent of the Paid Up Amount under all Revolving Debentures.

Underwriter means each of Credit Agricole Indosuez Australia Limited, BOS International (Australia) Limited and Credit Suisse First Boston Melbourne Branch.

1.2	Definitions in Senior Funding Agreement

Subject to the description of the parties at the start of this document and to clause 1.1, a term that is defined in the Senior Funding Agreement has the same meaning in this document.

1.3	Other interpretation clauses from Senior Funding Agreement

Clauses 1.2 to 1.6 of the Senior Funding Agreement apply to this document.

1.4	Issue of Revolving Debentures

References in the Transaction Documents to the issue of Revolving Debentures are references to the issue of the Master Debenture to which the Revolving Debentures relate and to the recording in the Register of the details of the Revolving Debentures and the Debenture Holders of those Revolving Debentures.

2	Commitment, purpose and availability of Facility

2.1	Provision of Commitment

Subject to this agreement, each Subscriber must make its Commitment available to the Borrowers under this agreement by subscribing for a Revolving Debenture and paying up any unpaid amount of the Face Value Amount of that Revolving Debenture.

2.2	Maximum accommodation

The aggregate Face Value Amount of Revolving Debentures to be subscribed for by the Subscribers under this document is equal to the Facility Commitment. The maximum applies to the Borrowers as a whole and is not a limit applying to each Borrower individually.

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2.3	Several obligations and rights of Subscribers

The obligations and rights of the Subscribers under this agreement and each other Transaction Document are several and:

(a)	the failure of a Subscriber to perform its obligations does not relieve any other Subscriber from any of its obligations;

(b)	no Subscriber is responsible for the obligations of any other Subscriber or the Facility Agent (unless it is the Facility Agent);

(c)	subject to each Transaction Document, each Subscriber may separately enforce its rights under any Transaction.

2.4	Purpose of the Facility

The Parent and the Borrowers must only use the proceeds of a Funding Portion for:

(a)	working capital purposes; and

(b)	providing financial accommodation to Goodman and/or its Subsidiaries to discharge or satisfy their obligations under the GMF Securitisation Facility (Purpose), provided that:

(i)	if the proceeds of a Funding Portion are so utilised, the Threshold Amount will be reduced by the amount by which the proceeds of a Funding Portion are so utilised;

(ii)	the proceeds of a Funding Portion can only be utilised by the Parent and the Borrowers for the Purpose, up to a maximum amount of AUD50,000,000;

(iii)	the Parent and the Borrowers agree that if a Funding Portion is drawn for the Purpose, the Funding Portion will be fully repaid within 180 days of the relevant Drawdown Date.

3	Funding procedures

3.1	Delivery of Drawdown Notice or Rollover Notice

(a)	If the Parent requires a Funding Portion to be provided to a Borrower using any of the Total Undrawn Commitment it must deliver to the Facility Agent a Drawdown Notice under this clause 3.1.

(b)	If the Parent requires a Funding Portion provided to a Borrower to be rolled over in the same currency it must deliver to the Facility Agent a Rollover Notice under this clause 3.1.

(c)	Promptly after receipt of a Drawdown Notice or Rollover Notice, the Facility Agent must notify each Subscriber of its contents and of each Subscriber’s Share of the Funding Portion requested or to be rolled over.

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(d)	If a Drawdown Notice or Rollover Notice is received by the Facility Agent after 2.00pm (Melbourne time) on any Business Day the Facility Agent is not obliged to notify the Subscribers under clause 3.1(c) until the next Business Day.

3.2	Requirements for a Drawdown Notice or Rollover Notice

A Drawdown Notice or Rollover Notice:

(a)	must be in writing in the form of, and specifying the matters set out in schedule 3 (in the case of a Drawdown Notice) and schedule 4 (in the case of a Rollover Notice);

(b)	must be received by the Facility Agent no later than 2.00pm (Melbourne time) on a day at least 5 Business Days before the proposed Drawdown Date or Rollover Date, as the case may be (or such shorter period as the Facility Agent may agree in writing);

(c)	must be signed by an Authorised Representative of the Parent on behalf of the relevant Borrower;

(d)	must specify a Business Day in the Availability Period as the Drawdown Date or Rollover Date (being a day, in the case of a Rollover Notice, that is the Maturity Date of the Funding Portion being rolled over);

(e)	must request, for each Borrower, an amount for each proposed Funding Portion that:

(i)	is denominated in a Borrowing Currency for that Borrower; and

(ii)	is either:

(A)	AUD5,000,000 or a multiple of AUD2,000,000 that is greater than that amount; or

(B)	if the Funding Portion is to be denominated in a currency other than Australian Dollars, an amount that has an AUD Equivalent equal to such an amount (calculated at the relevant Spot Rate on the day the Drawdown Notice or Rollover Notice is given) rounded to the nearest million in the denominated currency; and

(f)	specify a Term for each proposed Funding Portion that:

(i)	is a Permitted Term; and

(ii)	reflects as far as possible the hedging periods under the interest rate Treasury Transactions entered into by Borrowers; and

(iii)	is such that the Maturity Date for the proposed Funding Portion is a Business Day in the Availability Period.

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A Drawdown Notice or Rollover Notice is effective when received by the Facility Agent as contemplated by clause 3.2(b) and, once effective, is irrevocable.

3.3	Subscribers to provide Share of Funding Portions

Subject to this document, if a Drawdown Notice given under clause 3.2 requests a Funding Portion or a Rollover Notice given under clause 3.2 requests a rollover of a Funding Portion, and the provision by that Subscriber (or Subscriber Affiliate) of its Share of the Funding Portion would not cause the AUD Equivalent of that Subscriber’s Share of outstanding Funding Portions or the AUD Equivalent of the Paid Up Amount of that Subscriber’s Revolving Debenture (calculated on the Drawdown Date or Rollover Date) to exceed either its Commitment or the Face Value Amount of its Revolving Debenture, then that Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of that Funding Portion to the Facility Agent (for the account of the relevant Borrower) through the relevant Lending Office on the Drawdown Date or Rollover Date.

3.4	Conditions Precedent

A Subscriber is not obliged to provide or rollover any Funding Portion, or its Share of any Funding Portion (or procure that a Subscriber Affiliate provides or rolls over any Funding Portion or its Share of any Funding Portion) unless:

(a)	clause 2.1 of the Senior Funding Agreement has been complied with, and clause 3.2 of this document has been complied with in relation to the Funding Portion;

(b)	the representations and warranties in clause 4 of the Senior Funding Agreement which are taken to be repeated on each Drawdown Date and Rollover Date as provided in clause 4 of the Senior Funding Agreement are true on the Drawdown Date or Rollover Date with reference to the facts and circumstances subsisting at that date; and

(c)

(i)	in the case of the provision of a Funding Portion on a Drawdown Date, no Event of Default, Potential Event of Default or Review Event has occurred and is continuing, and that the provision of the Funding Portion will not result in the occurrence of an Event of Default, Potential Event of Default or Review Event; and

(ii)	in the case of the rollover of a Funding Portion on a Rollover Date, no Event of Default has occurred and is continuing and that the rollover of the Funding Portion will not result in the occurrence of an Event of Default.

3.5	Lack of appropriate funding

If:

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(a)	the Parent delivers a Drawdown Notice or Rollover Notice (the date on which the Drawdown Notice or Rollover Notice is delivered being the “Delivery Date”); and

(b)	the Facility Agent notifies the Parent on or before the Drawdown Date or Rollover Date that:

(i)	it or any relevant Subscriber or Subscriber Affiliate is unable (for any reason) to obtain funding of a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars or United States Dollars) in the currency or for the Term requested in the ordinary course of its funding activities in the relevant interbank markets;

(ii)	for reasons affecting the relevant interbank market, there are no appropriate means for calculating the Interest Rate for a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars) in accordance with the other provisions of this document; or

(iii)	the rate determined in accordance with the definition of “Interest Rate” (ignoring the operation of this subclause) is less than the cost to any relevant Subscriber or Subscriber Affiliate of obtaining an amount in the relevant currency to fund a requested Funding Portion (other than a Funding Portion denominated in Australian Dollars), then, unless the Facility Agent (acting on the instructions of all Subscribers) and the Parent agree to amend the Drawdown Notice or Rollover Notice to specify an alternative currency or Term for that Funding Portion (in which case the amended Drawdown Notice or Rollover Notice is deemed to have been delivered on the Delivery Date), the Drawdown Notice or Rollover Notice is taken to be withdrawn.

3.6	Facility Agent’s discretions concerning conditions precedent

(a)	The Facility Agent (acting on the instructions of all Subscribers) may waive, or postpone the time for, fulfilment of any condition precedent concerning a Funding Portion.

(b)	Where a postponement is allowed under paragraph (a), the Parent and the relevant Borrower must comply with the terms of the postponement. The Parent and the relevant Borrower breach this document if they fail to satisfy the condition by the postponed date for compliance.

(c)	A notice from the Facility Agent to the Subscribers that each item referred to in clause 2.1 of the Senior Funding Agreement or clause 3.2 of this document has been received or satisfied to the Facility Agent’s satisfaction, or waived or postponed under paragraph (a), discharges in full the Facility Agent’s obligations to the Subscribers concerning those items.

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3.7	Reduction of requested Funding Portion if Commitment would be exceeded

(a)	If:

(i)	the Parent requests a Funding Portion for a Borrower in a Drawdown Notice or Rollover Notice; and

(ii)	the amount specified for that Funding Portion would cause any Subscriber’s Share of outstanding Funding Portions to exceed its Commitment immediately after the Funding Portion is provided,

then the amount specified for that Funding Portion is taken to be reduced to the extent that the Facility Agent decides is necessary to ensure that no Subscriber’s Share of outstanding Funding Portions will exceed its Commitment immediately after the Funding Portion is provided.

(b)	If more than one Funding Portion is requested to be provided on the same day, the Facility Agent may select the Funding Portion or Funding Portions to which this sub-clause is to apply.

4	Interest

4.1	Accrual and payment of interest

(a)	Interest accrues on each Funding Portion at the Interest Rate for the Borrowing Currency in which the Funding Portion is denominated and for the Term of that Funding Portion from (and including) its Drawdown Date or Rollover Date to (but excluding) its Maturity Date.

(b)	Each Borrower must pay to the Facility Agent (for the account of the Subscribers) the interest that accrues on each Funding Portion in the Borrowing Currency in which the Funding Portion is denominated, in arrears on the Maturity Date for that Funding Portion and if the Term of the Funding Portion is greater than 6 months, on the day that is 6 months after its Drawdown Date or Rollover Date.

4.2	Notification of Interest Rate

The Facility Agent must notify the Parent of the Interest Rate for a Funding Portion promptly after it has calculated it.

4.3	Accrual and calculation of interest

Interest under this clause:

(a)	accrues daily; and

(b)	is calculated on the basis of:

(i)	the actual number of days on which interest has accrued; and

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(ii)	either a 360 or 365 day year, depending on the basis that the Facility Agent decides is generally accepted as appropriate in relation to the currency in which the relevant amount is denominated.

5	Facility

5.1	Subscription for, and issue of Debentures

(a)	If the Parent gives a Drawdown Notice for a Funding Portion or a Rollover Notice to rollover a Funding Portion under the Facility then, subject to this agreement, each Subscriber must provide (or procure that a Subscriber Affiliate provides) to the Facility Agent its Share of the Funding Portion in the Borrowing Currency denominated in the Drawdown Notice on the specified Drawdown Date and in accordance with that Drawdown Notice or in the Rollover Notice on the specified Rollover Date and in accordance with that Rollover Notice.

(b)	In the case of the first Funding Portion under the Facility, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by subscribing in the Australian Capital Territory or outside Australia for a Revolving Debenture recorded in the Register as being held by that Subscriber (and its Subscriber Affiliates) on the specified Drawdown Date.

(c)

(i)	In the case of the second and each subsequent Funding Portion under the Facility which is provided before 24 June 2003, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by paying up in the Borrowing Currency of the Funding Portion in the Australian Capital Territory or outside Australia part of the unpaid Face Value Amount of the Revolving Debenture recorded in the Register as being held by it.

(ii)	In the case of each subsequent Funding Portion under the Facility which is provided on or after 24 June 2003, each Subscriber must provide (or procure that a Subscriber Affiliate provides) its Share of the Funding Portion by paying up in the Borrowing Currency of the Funding Portion in the Australian Capital Territory, New South Wales or outside Australia part of the unpaid Face Value Amount of the Revolving Debenture recorded in the Register as being held by it.

(d)	The Borrowers must issue a Master Debenture for the benefit of each Subscriber on the first Drawdown Date under the Facility.

(e)	The Master Debenture issued for the benefit of a Subscriber under clause 5.1(d):

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(i)	must be executed and issued in the Australian Capital Territory or outside Australia;

(ii)	must be issued in or substantially in the form set out in the Debenture Trust Deed.

(f)	The Face Value Amount of each Revolving Debenture recorded in the Register as being held by a Subscriber will be equal to the Commitment of that Subscriber, and will have an initial Paid Up Amount equal to that Subscriber’s (and Subscriber Affiliate’s) Share of the first Funding Portion provided on the first Drawdown Date under the Facility.

(g)	The Paid Up Amount of each Revolving Debenture recorded in the Register as being held by a Subscriber will be increased by an amount equal to that Subscriber’s (and Subscriber Affiliate’s) Share of the second and each subsequent Funding Portion provided under clause 5.1(c).

(h)	Details of each Revolving Debenture subscribed for by a Subscriber under this clause 5.1 will be recorded in the Register by the Security Trustee in accordance with clause 6.6 of the Debenture Trust Deed.

5.2	Payment to Borrower

On receipt of the amounts paid to it by the Subscribers (and Subscriber Affiliates) under clause 5.1(b) and (c), the Facility Agent must pay the same to a Subscription Account in the Australian Capital Territory or outside Australia.

5.3	Debenture Trust Deed and Master Debentures

Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

6	Line fee

The Parent must pay the Facility Agent for the account of the Subscribers a line fee in Australian Dollars equal to 0.5% per annum of the Facility Commitment from time to time. This fee:

(a)	accrues daily from the date of this document up to and including the Termination Date;

(b)	is calculated on the basis of the actual number of days elapsed and a 365 day year; and

(c)	is payable both quarterly in arrears at the end of each calendar quarter commencing with a payment on the date which is the first calendar quarter date after the date of this agreement, until the Termination Date or, if earlier, on the day on which the Facility Commitment reduces to zero.

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7	Repayment

7.1	Notice of voluntary prepayment

(a)	Subject to paragraph (b), the Parent may elect that a Borrower prepay a Funding Portion and the Paid Up Amount of each Revolving Debenture, by giving a notice to the Facility Agent that:

(i)	must be signed by an Authorised Representative of the Parent;

(ii)	must be received by the Facility Agent not later than 4.00 pm (Melbourne time) at least 30 days before the date on which the prepayment is to be made; and

(iii)	identifies the relevant Borrower, the relevant Funding Portion and prepayment date and specifies, as the amount to be prepaid, an amount that is AUD5,000,000 or a greater amount that is an integral multiple of AUD2,000,000 (or, in the case of a Funding Portion that is denominated in a currency other than Australian Dollars, an amount that has a corresponding AUD Equivalent on the day the notice is given rounded to the nearest million in the denominated currency) or an amount that is the outstanding amount of the relevant Funding Portion.

The notice is effective when given to the Facility Agent as contemplated by paragraph (a)(ii), is irrevocable once effective and binds the relevant Borrower to act in accordance with its terms.

(b)	If a notice is given under paragraph (a), the relevant Borrower must pay to the Facility Agent (for the account of the Subscribers), on the date specified in a notice:

(i)	the amount specified in the notice, in the currency of the Funding Portion; and

(ii)	all interest and fees accrued but unpaid by it on the relevant Revolving Debentures under this document, and costs payable under clause 10.1(e) of the Senior Funding Agreement, in respect of the amount prepaid, in the currency in which the interest, fees or costs are denominated.

(c)	Subject to this document, amounts prepaid under this subclause may be redrawn.

7.2	Repayment on Maturity Date

(a)	Subject to paragraph (b), each Borrower must repay to the Facility Agent (for the account of the Subscribers) each Funding Portion on the Maturity Date for that Funding Portion in the currency of that Funding Portion.

(b)	If the Maturity Date for a Funding Portion provided to a Borrower (the “Maturing Funding Portion”) is also the Rollover Date for

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another Funding Portion provided to that Borrower in the same currency (the “New Funding Portion”), the Subscribers or that Borrower (as the case may be) are only obliged to pay the difference (if any) between:

(i)	the amount of the New Funding Portion; and

(ii)	the amount of, and any interest that is due and payable on, the Maturing Funding Portion.

(c)	Subject to this document, amounts repaid may be redrawn.

7.3	Currency fluctuation

The parties acknowledge that Funding Portions may also be repaid under clause 3.10 of the Senior Funding Agreement.

7.4	Repayment on Termination Date

On the Termination Date, each Borrower must repay to the Facility Agent (for the account of the Subscribers) the outstanding Paid Up Amount of Revolving Debentures and redeem each Revolving Debenture and pay any accrued but unpaid interest on the Revolving Debentures and all other amounts then outstanding from it but unpaid under the Revolving Debentures, this document or the Senior Funding Agreement, in the currency in which the Paid Up Amount, interest or other amount is denominated.

7.5	Limit on repayment

A Borrower may only prepay or repay Funding Portions and reduce the Paid Up Amount of Revolving Debentures in accordance with this document.

7.6	Paid Up Amount

The Paid Up Amount of each Revolving Debenture recorded in the Register as being held by a Subscriber will be reduced by an amount equal to that Subscriber’s Share of any prepayment, repayment or reduction received under this clause.

8	Optional reduction of commitments during availability period

(a)	The Parent may elect during the Availability Period to reduce the Commitments by an amount that:

(i)	is AUD5,000,000 or a greater amount that is a multiple of AUD2,000,000, or that reduces those Commitments to zero; and

(ii)	is not greater than the Total Undrawn Commitment (calculated using the AUD Equivalent of the Paid Up Amounts of Revolving Debentures subscribed for under those Commitments on the day the reduction is to take effect) as at the date when the reduction is to take effect,

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by giving a notice in accordance with paragraph (b).

(b)	A notice under paragraph (a) must:

(i)	be signed by an Authorised Representative of the Parent;

(ii)	be received by the Facility Agent by 4.00 pm (Melbourne time) at least 30 days before the date on which the reduction is to take effect; and

(iii)	specify the aggregate amount by which the Facility Commitment is to be reduced and the date on which the reduction is to take effect.

The notice is effective when received by the Facility Agent as contemplated by subparagraph (b)(ii) and, once effective, is irrevocable.

(c)	If a notice under paragraph (a) takes effect in accordance with paragraph (b) then, on the nominated date, each Commitment and the Face Value Amount of the Revolving Debenture held by each Subscriber to which the notice relates reduces by a pro rata proportion of the nominated amount.

(d)	The Register will be updated by the Security Trustee on each occasion that a prepayment or repayment of any outstanding Funding Portion is made under clause 7 or a reduction made under this clause 8 to reflect the revised Face Value Amounts and Paid Up Amounts of the Revolving Debentures.

(e)	Notwithstanding any other provision of a Transaction Document, $100 (or the AUD Equivalent) of the Paid Up Amount of each Revolving Debenture held by each Subscriber must not be repaid until all moneys owing under the Facility have been paid or satisfied in full.

(f)	Each Commitment reduces to zero and is cancelled on the Termination Date.

9	Obligations in relation to offer or sale of Revolving Debentures

9.1	No disclosure document

The Facility Agent, each Underwriter and each Subscriber acknowledges that no disclosure document, prospectus, circular, advertisement or other offering material in relation to the Revolving Debentures has been lodged with the Australian Securities and Investments Commission or any governmental agency, and no action has been taken or will be taken in any jurisdiction which would permit a public offering of a Revolving Debenture, or possession or distribution of any information memorandum or any other offering material in relation to a Revolving Debenture, in any jurisdiction where action for that purpose is required.

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9.2	Restrictions on offer and sales of Revolving Debentures

The Facility Agent, each Underwriter and each Subscriber agrees that it will not:

(a)	directly or indirectly offer, sell, transfer or deliver a Revolving Debenture or distribute any disclosure document, prospectus, circular, advertisement or other offering material relating to the Revolving Debenture in any jurisdiction except under circumstances that will result in compliance with the laws of that jurisdiction; or

(b)	offer a Revolving Debenture for issue, or invite applications for the issue of a Revolving Debenture, or make any offer for the sale or invite offers to purchase a Revolving Debenture to a person that:

(i)	receives the offer or invitation in Australia unless such offer or invitation:

(A)	is an offer or invitation which does not require disclosure to investors under Part 6D.2 of the Corporations Act; and

(B)	is made in compliance with the Corporations Act, the Corporations Regulations and all other applicable laws and regulations; or

(ii)	the Facility Agent, the Underwriter or the Subscriber (as the case may be):

(A)	knows is an Associate of a Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Revolving Debenture); or

(B)	has been notified by a Borrower as being a person that the Borrower knows or has reasonable grounds to suspect is an Associate of the Borrower (other than in the capacity of a dealer, underwriter or manager in relation to the placement of the Revolving Debenture); or

(c)	circulate or issue a disclosure document, prospectus or other offering material relating to a Revolving Debenture in Australia which requires lodging under Chapter 6D of the Corporations Act.

In this clause 9.2, references to a Revolving Debenture include a legal or equitable right or interest in, or an option to acquire, a Revolving Debenture.

9.3	Subscribers to observe laws

(a)	The Facility Agent, each Underwriter and each Subscriber agrees to comply with laws in any jurisdiction in which it may subscribe for, offer, sell, transfer or deliver Revolving Debentures. A Borrower, Underwriter or the Facility Agent has no responsibility for obtaining

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any authorisations a Subscriber requires in connection with the subscription, offer, sale or transfer of Revolving Debentures.

(b)	The Facility Agent, each Underwriter and each Subscriber represents and warrants that it has not done any of the things described in clause 9.2(b).

9.4	US selling restriction

The Facility Agent, each Underwriter and each Subscriber severally acknowledges that the Revolving Debentures have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Accordingly, such Facility Agent, each Underwriter and each Subscriber, and their respective affiliates, and any persons acting on its or behalf, have not engaged and will not engage in any directed selling efforts with respect to the Revolving Debentures.

10	Obligations in relation to public offer

10.1	Underwriters’ undertakings

Each Underwriter undertakes that:

(a)	the Underwriters will offer the Initial Revolving Debentures for issue to at least 10 persons, each of whom:

(i)	the Underwriters will reasonably believe, at the time of the offer, will be carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

(ii)	is not known by the Underwriters (or known or suspected by the Borrowers and notified to the Underwriters) to be an Associate of any of the other persons covered by clause 10.1(a)(i); or

(b)	within 30 days of the issue of the Initial Revolving Debentures to the Underwriters in their capacity as underwriters in relation to the placement of the Initial Revolving Debentures, offer the Initial Revolving Debentures for sale or transfer in a way covered by clause 10.1(a).

10.2	Borrowers’ Undertakings

Each Borrower undertakes to immediately notify the Underwriters if any proposed offeree disclosed to the Borrower is known or suspected by the Borrower to be an Associate of the Borrowers and agrees to notify the Underwriters immediately if any proposed transferee of Revolving Debentures or New Subscriber disclosed to it is known or suspected by it to be an Associate of a Borrower.

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10.3	Warranties of each Subscriber

Each Subscriber (other than an Underwriter) represents and warrants that:

(a)	an offer to participate in the Facility and to the subscribe for, or acquire, a Revolving Debenture in accordance with this agreement was made to it by an Underwriter;

(b)	it was at the time of the offer, and will be at the time of issue to it of a Revolving Debenture, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets;

(c)	except as disclosed to the Borrowers, it is not, and at the time it acquired a Revolving Debenture was not, so far as it is aware an Associate of any other person which was offered a Revolving Debenture, any other Subscriber, an Underwriter or a Borrower.

10.4	Each Subscriber and the Facility Agent to provide further information

(a)	At the cost of the Borrowers, each Subscriber and the Facility Agent will, provide to the Borrower, within 14 Business Days of a receipt of a request from the Borrower, such information of which it is aware (unless that information is confidential) in relation to any Revolving Debenture as is reasonably required for the purposes of assisting the Borrower to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in relation to the issue of the Revolving Debentures.

(b)	At the cost of the Borrowers, each Subscriber and the Facility Agent will cooperate with, and use reasonable endeavours to assist the Borrowers with a view to ensuring that the Revolving Debentures are issued or offered for sale in such a manner which will allow payments of interest or amounts in the nature of interest on the Revolving Debentures to be exempt from Australian withholding tax under section 128F of the Tax Act.

(c)	Each Underwriter agrees to provide the Parent with details of all persons to whom it makes, or intends to make, offers of the Initial Revolving Debentures as contemplated by clause 10.1, to enable the Borrowers to comply with their obligations under clause 10.2.

(d)	If, at any time, a Borrower determines in good faith that Australian interest withholding tax is or will become payable in respect of any outstanding Revolving Debenture held by a Subscriber:

(i)	that Subscriber must, if requested by the Borrower and at the cost of the Borrower, take all reasonable steps to mitigate that result before the next date for payment of interest under the Revolving Debenture in respect of which Australian interest withholding tax is or will become payable; or

(ii)	the Borrower may prepay the principal outstanding (together with all accrued interest, fees and other amounts (including

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amounts payable under clause 10.1(e) of the Senior Funding Agreement) outstanding under each Transaction Document) in respect of that Revolving Debenture (Tax Prepayment Amount) by giving the Facility Agent at least 5 Business Days notice.

(e)	The Face Value Amount and Paid Up Amount of each Revolving Debenture held by a Subscriber is reduced by an amount equal to the Tax Prepayment Amount prepaid under clause 10.4(d)(ii), as evidenced by the Register.

10.5	Debenture Trust Deed and Master Debentures

Each Subscriber agrees that it is bound by, and subject to, all the provisions of the Debenture Trust Deed and each Master Debenture which relate to or affect the rights or obligations of that Subscriber in its capacity as a Debenture Holder.

11	General

11.1	Incorporation of clauses from the Senior Funding Agreement

Clauses 18.1 to 18.12 of the Senior Funding Agreement apply to this document.

11.2	Attorneys

Each person who executes this document on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

EXECUTED as an agreement

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Revolving Facility Agreement

Schedule 1 — Initial Borrowers

	Jurisdiction of		Borrowing
Name of Borrower	incorporation	Address	Currencies
Burns Philp Treasury (Australia) Limited ACN 003 731 986	Australia	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australian Dollars United States Dollars

Burns Philp Deutschland GmbH (Registered No. HRB 65911)	Germany	Wandsbeker Zollstrasse 59 22041 Hamburg GERMANY	Euro United States Dollars

Burns Philp Inc. (Fed 10#22-272392)	USA	c/- The Corporation Trust Company County of New Castle 1209 Orange Street WILMINGTON DE 19801 UNITED STATES OF AMERICA	United States Dollars Euro

Burns Philp (New Zealand) Limited (AK 112484)	New Zealand	54 Ponsonby Road Auckland NEW ZEALAND	New Zealand Dollars United States Dollars

Burns Philp Food Limited	Canada	31 Arlie Street Lasalle QUEBEC H8R1Z8 CANADA	Canadian Dollars United States Dollars

BPC1 Pty Limited ACN 101 665 918	Australia	Level 23 56 Pitt Street SYDNEY NSW 2000 AUSTRALIA	Australian Dollars United States Dollars

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Revolving Facility Agreement

Schedule 2

INITIAL SUBSCRIBERS

Lending Office for each
Borrower (including details of
	Subscriber Affiliate where	Commitment
Name of Subscriber	relevant)	(AUD)
Credit Suisse First Boston,	Burns Philp Treasury	$12,013,846.90
Melbourne Branch ABN 17 061 700 712	(Australia) Limited
CSFB Melbourne Branch
Level 27
101 Collins Street
Melbourne VIC 3000

Burns Philp Deutschland GmbH

CSFB London Branch
Five Cabot Square
London
E144QR UK

Burns Philp Inc

CSFB New York Branch
Eleven Madison Avenue
New York NY
10010-3629 USA

Burns Philp (New Zealand) Limited

CSFB Melbourne Branch OBU
Level 27
101 Collins Street
Melbourne VIC 3000

Burns Philp Food Limited

CSFB Canada
One First
Canadian Place
Suite 3000
Toronto, Ontario
Canada M5X 1C9

BPC1 Pty Limited

CSFB Melbourne Branch
Level 27
101 Collins Street
Melbourne VIC 3000

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	Lending Office for each
	Borrower (including details of
	Subscriber Affiliate where	Commitment
Name of Subscriber	relevant)	(AUD)
BOS International (Australia) Limited	Burns Philp Treasury (Australia) Limited	$12,013,846.92
ABN 23 066 601 250
	Level 11
	50 Carrington Street
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	Level 11
	50 Carrington Street
	Sydney NSW 2000

	Burns Philp Inc

	Level 11
	50 Carrington Street
	Sydney NSW 2000

	Burns Philp (New Zealand) Limited

	Level 11
	50 Carrington Street
	Sydney NSW 2000

	Burns Philp Food Limited

	Level 11
	50 Carrington Street
	Sydney NSW 2000

	BPC1 Pty Limited

	Level 11
	50 Carrington Street
	Sydney NSW 2000

Credit Agricole Indosuez Australia Limited	Burns Philp Treasury (Australia) Limited	$12,013,846.92
ABN 32 002 540 409
	Level 22
	225 George Street
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	Credit Agricole Indosuez
	9, Quai du President
	Paul Doumer 92920
	Paris la Defense
	Cedex France

	Burns Philp Inc

	Credit Agricole Indosuez
	55 East Monroe
	Chicago IL 60603

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Lending Office for each
Borrower (including details of
	Subscriber Affiliate where	Commitment
Name of Subscriber	relevant)	(AUD)
Burns Philp (New Zealand) Limited

Credit Agricole Indosuez
Australia Ltd OBU
Level 22
225 George Street
Sydney NSW 2000

Burns Philp Food Limited

Credit Agricole Indosuez
55 East Monroe
Chicago IL 60603

BPC1 Pty Limited

Level 22
225 George Street
Sydney NSW 2000

NEW SUBSCRIBERS

Australia and New Zealand Banking Group Limited	Burns Philp Treasury (Australia) Limited	$ 6,705,402.91
ABN 11 005 357 522

Australia and New Zealand
Banking Group Limited
Level 1
20 Martin Place
Sydney NSW 2000

Burns Philp Deutschland GmbH

Australia and New Zealand
Banking Group Limited
Level 1
20 Martin Place
Sydney NSW 2000

Burns Philp Inc.

Australia and New Zealand
Banking Group Limited,
New York Branch
1177 Avenue of the Americas
New York, NY 10036
USA

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Burns Philp (New Zealand) Limited

Australia and New Zealand Banking Group (New Zealand) Limited Level 26 ANZ Centre 23-29 Albert Street Auckland New Zealand

Burns Philp Food Limited

Australia and New Zealand
Banking Group Limited
Level 1
20 Martin Place
Sydney NSW 2000

BPC1 Pty Limited

Australia and New Zealand
Banking Group Limited
Level 1
20 Martin Place
Sydney NSW 2000

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Bank of Western Australia Limited	Burns Philp Treasury (Australia) Limited	$1,785,714.29
ACN 050 494 454	Bank of Western Australia Limited
	Level 7,
	Grosvenor Place
	225 George Street
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	Bank of Western Australia Limited
	Level 7,
	Grosvenor Place
	225 George Street
	Sydney NSW 2000

	Burns Philp Inc.

	Bank of Western Australia Limited
	Level 7,
	Grosvenor Place
	225 George Street
	Sydney NSW 2000

	Burns Philp (New Zealand) Limited

	Bank of Western Australia Limited
	Level 7,
	Grosvenor Place
	225 George Street
	Sydney NSW 2000

	Burns Philp Food Limited

	Bank of Western Australia Limited
	Level 7,
	Grosvenor Place
	225 George Street
	Sydney NSW 2000

	BPC1 Pty Limited

	Bank of Western Australia Limited
	Level 7,
	Grosvenor Place
	225 George Street
	Sydney NSW 2000

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Bayerische Hypo- und Vereinsbank AG, Singapore	Burns Philp Treasury (Australia) Limited	$1,078,571.43
Branch	Bayerische Hypo- und Vereinsbank AG, Singapore Branch
	30 Cecil Street #26-01,
	Prudential Tower,
	Singapore 049712

	Burns Philp Deutschland GmbH

	Bayerische Hypo- und Vereinsbank AG, Singapore Branch
	30 Cecil Street #26-01,
	Prudential Tower,
	Singapore 049712

	Burns Philp Inc.

	Bayerische Hypo- und Vereinsbank AG, Singapore Branch
	30 Cecil Street #26-01,
	Prudential Tower,
	Singapore 049712

	Burns Philp (New Zealand) Limited

	Bayerische Hypo- und Vereinsbank AG, Singapore Branch
	30 Cecil Street #26-01,
	Prudential Tower,
	Singapore 049712

	Burns Philp Food Limited

	Bayerische Hypo- und Vereinsbank AG, Singapore Branch
	30 Cecil Street #26-01,
	Prudential Tower,
	Singapore 049712

	BPC1 Pty Limited

	Bayerische Hypo- und Vereinsbank AG, Singapore Branch
	30 Cecil Street #26-01,
	Prudential Tower,
	Singapore 049712

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BNP Paribas ARBN 000 000 017	Burns Philp Treasury (Australia) Limited	$8,381,753.66

	BNP Paribas
	60 Castlereagh Street
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	BNP Paribas, OBU
	60 Castlereagh Street
	Sydney NSW 2000

	Burns Philp Inc.

	BNP Paribas, OBU
	60 Castlereagh Street
	Sydney NSW 2000

	Burns Philp (New Zealand) Limited

	BNP Paribas, OBU
	60 Castlereagh Street
	Sydney NSW 2000

	Burns Philp Food Limited

	BNP Paribas
	60 Castlereagh Street
	Sydney NSW 2000

	BPC1 Pty Limited

	BNP Paribas
	60 Castlereagh Street
	Sydney NSW 2000

Commonwealth Bank of Australia ABN 48 123 123 124	Burns Philp Treasury (Australia) Limited	$1,831,501.85

	Commonwealth Bank of Australia
	Level 5,
	120 Pitt Street,
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	Commonwealth Bank of Australia
	Level 5,
	120 Pitt Street,
	Sydney NSW 2000

	Burns Philp Inc.

	Commonwealth Bank of Australia
	Level 5,
	120 Pitt Street,
	Sydney NSW 2000

	Burns Philp (New Zealand) Limited

	Commonwealth Bank of Australia

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Level 5,
120 Pitt Street,
Sydney NSW 2000

Burns Philp Food Limited

Commonwealth Bank of Australia
Level 5,
120 Pitt Street,
Sydney NSW 2000

BPC1 Pty Limited

Commonwealth Bank of Australia
Level 5,
120 Pitt Street,
Sydney NSW 2000

Crédit Industriel et Commercial, Singapore Branch	Burns Philp Treasury (Australia) Limited	$1,428,571.44

Crédit Industriel et Commercial, Singapore Branch
9 Raffles Place #23-01/02
Republic Plaza
Singapore 048619

Burns Philp Deutschland GmbH

Crédit Industriel et Commercial, Singapore Branch
9 Raffles Place #23-01/02
Republic Plaza
Singapore 048619

Burns Philp Inc.

Crédit Industriel et Commercial, Singapore Branch
9 Raffles Place #23-01/02
Republic Plaza
Singapore 048619

Burns Philp (New Zealand) Limited

Crédit Industriel et Commercial, Singapore Branch
9 Raffles Place #23-01/02
Republic Plaza
Singapore 048619

Burns Philp Food Limited

Crédit Industriel et Commercial, Singapore Branch
9 Raffles Place #23-01/02
Republic Plaza
Singapore 048619

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BPC1 Pty Limited

Crédit Industriel et Commercial, Singapore Branch
9 Raffles Place #23-01/02
Republic Plaza
Singapore 048619

National Australia Bank Limited ABN 12 004 004 937	Burns Philp Treasury (Australia) Limited	$12,013,846.92

National Australia Bank Limited
Level 24
255 George Street
Sydney NSW 2000

Burns Philp Deutschland GmbH

National Australia Bank Limited, London Branch
88 Wood Street
London, EC2V 7QQ

Burns Philp Inc.

National Australia Bank Limited, New York Branch
34th Floor
200 Park Avenue
New York, NY, 10166

Burns Philp (New Zealand) Limited

Bank of New Zealand Limited
Level 13
BNZ Tower
125 Queen Street
Auckland
New Zealand

Burns Philp Food Limited

National Australia Bank Limited, New York Branch
34th Floor
200 Park Avenue
New York, NY, 10166

BPC1 Pty Limited

National Australia Bank Limited
Level 24
255 George Street
Sydney NSW 2000

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Rabo Australia Limited ABN 39 060 452 217	Burns Philp Treasury (Australia) Limited	$12,013,846.92

	Rabo Australia Limited
	Level 7
	Rabobank House
	115 Pitt Street
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	Rabobank International,
	Frankfurt Branch
	Solmsstrasse 83
	D — 60486
	Frankfurt am Main
	Germany

	Burns Philp Inc.

	Rabobank
	Nederland New York Branch
	245 Park Avenue
	New York NY
	10167-0062 USA

	Burns Philp (New Zealand) Limited

	Rabobank
	Nederland New Zealand Branch
	Shortland Centre
	Auckland
	New Zealand

	Burns Philp Food Limited

	Rabobank Nederland, Canadian Branch
	Royal Trust Tower
	Toronto Ontario
	M5K IE7
	Canada

	BPC1 Pty Limited

	Rabo Australia Limited
	Level 7
	Rabobank House
	115 Pitt Street
`	Sydney NSW 2000

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United Overseas Bank Limited, Sydney Branch	Burns Philp Treasury (Australia) Limited	$6,705,402.92
ABN 56 060 785 284	United Overseas Bank Limited,
	Sydney Branch
	Level 9,
	32 Martin Place
	Sydney NSW 2000

	Burns Philp Deutschland GmbH

	United Overseas Bank Limited, Sydney Branch
	Level 9,
	32 Martin Place
	Sydney NSW 2000

	Burns Philp Inc.

	United Overseas Bank Limited, Sydney Branch
	Level 9,
	32 Martin Place
	Sydney NSW 2000

	Burns Philp (New Zealand) Limited

	United Overseas Bank Limited, Sydney Branch
	Level 9,
	32 Martin Place
	Sydney NSW 2000

	Burns Philp Food Limited

	United Overseas Bank Limited, Sydney Branch
	Level 9,
	32 Martin Place
	Sydney NSW 2000

	BPC1 Pty Limited

	United Overseas Bank Limited, Sydney Branch
	Level 9,
	32 Martin Place
	Sydney NSW 2000

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

WestLB AG, Sydney Branch ABN 70 076 170 039	Burns Philp Treasury (Australia) Limited	$12,013,846.92

WestLB AG, Sydney Branch
Level 29
60 Margaret Street
Sydney NSW 2000

Burns Philp Deutschland GmbH

WestLB AG, Sydney Branch, Offshore Banking Unit
Level 29
60 Margaret Street
Sydney NSW 2000

Burns Philp Inc.

WestLB AG, Sydney Branch, Offshore Banking Unit
Level 29
60 Margaret Street
Sydney NSW 2000

Burns Philp (New Zealand) Limited

WestLB AG, Sydney Branch, Offshore Banking Unit
Level 29
60 Margaret Street
Sydney NSW 2000

Burns Philp Food Limited

WestLB AG, Sydney Branch, Offshore Banking Unit
Level 29
60 Margaret Street
Sydney NSW 2000

BPC1 Pty Limited

WestLB AG, Sydney Branch
Level 29
60 Margaret Street
Sydney NSW 2000

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Revolving Facility Agreement

Schedule 3 — Drawdown Notice

BURNS, PHILP & COMPANY LIMITED ACN 000 000 359

To:	Credit Suisse First Boston, Melbourne Branch

Level 27
101 Collins Street
MELBOURNE VIC 3000

Attention:	[name], Facility Agent

Revolving Facility Agreement — Drawdown Notice

We refer to the Revolving Facility Agreement dated [date] (the “Facility Agreement”) between Burns, Philp & Company Limited, certain of its subsidiaries, Credit Suisse First Boston Melbourne Branch and others. Terms used in this Drawdown Notice that are defined in the Facility Agreement have the same meanings as in the Facility Agreement.

We give you irrevocable notice that Borrowers requires a Funding Portion as follows.

1.	Drawdown Date:

2.	Details of each Funding Portion for each Borrower:

Account details
		Amount of		(In ACT or
	Borrowing	Funding	Permitted	outside
Borrower	Currency	Portion	Term	Australia)

Please credit each Funding Portion to the account specified in the table.

The representations and warranties set out in clause 4 of the Senior Funding Agreement which are made on that date as provided in clause 4 of the Senior Funding Agreement will be true and not misleading (by omission or otherwise) on the Drawdown Date on the basis of the facts and circumstances as at that date.

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No Event of Default, Potential Event of Default or Review Event will have occurred and be continuing on the Drawdown Date, and the provision of the Funding Portions will not result in the occurrence of an Event of Default, Potential Event of Default or Review Event.

Dated [date].

For and on behalf of BURNS, PHILP &
COMPANY LIMITED by its Authorised
Representative:

Signature of Authorised Representative

Name

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Revolving Facility Agreement

Schedule 4 — Rollover Notice

BURNS, PHILP & COMPANY LIMITED ACN 000 000 359

To:	Credit Suisse First Boston, Melbourne Branch

Level 27
101 Collins Street
Melbourne VIC 3000

Attention:	[name], Facility Agent

Revolving Facility Agreement — Variation of Interest Periods

We refer to the Revolving Facility Agreement dated [date] (the “Facility Agreement”) between Burns, Philp & Company Limited, certain of its subsidiaries, Credit Suisse First Boston, Melbourne Branch and others. Terms used in this notice that are defined in the Facility Agreement have the same meanings as in the Facility Agreement.

The Parent gives you irrevocable notice that a Borrower wishes to rollover a maturity Funding Portion with a new Funding Portion in the same currency as follows:

1.	Name of Borrower:

2.	Rollover Date:

3.	Details of the maturing Funding Portion:

4.	Permitted Term for the new Funding Portion:

Dated [date].

The representations and warranties set out in clause 4 of the Senior Funding Agreement which are made on that date as provided in clause 4 of the Senior Funding Agreement will be true and not misleading (by omission or otherwise) on the Rollover Date on the basis of the facts and circumstances as at that date.

No Event of Default will have occurred and be continuing on the Drawdown Date, and the provision of the new Funding Portion will not result in the occurrence of an Event of Default.

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

For and on behalf of BURNS, PHILP &
COMPANY LIMITED by its Authorised
Representative:
Signature of Authorised Representative

Name

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

Revolving Facility Agreement

Signing page

DATED: 16 January 2003

PARENT

SIGNED for BURNS, PHILP &
COMPANY LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

INITIAL BORROWERS

SIGNED for BURNS PHILP TREASURY
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP
DEUTSCHLAND GmbH under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

SIGNED for BURNS PHILP INC. under
power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP (NEW
ZEALAND) LIMITED under power of attorney in the
presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BURNS PHILP FOOD
LIMITED under power of attorney in the
presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for BPC1 PTY LIMITED under
power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

FACILITY AGENT

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

INITIAL SUBSCRIBERS

SIGNED for CREDIT SUISSE FIRST
BOSTON, MELBOURNE BRANCH by its
authorised signatories in the presence of:
Signature of authorised signatory

Signature of witness	Name

Name	Signature of authorised signatory

Name

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

SIGNED for BOS INTERNATIONAL
(AUSTRALIA) LIMITED under power of
attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CREDIT AGRICOLE
INDOSUEZ AUSTRALIA LIMITED
under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

MALLESONS STEPHEN JAQUES

Revolving Facility
Agreement

Dated 16 January 2003

Burns, Philp & Company Limited (“Parent”)
The entities listed in schedule 1 (“Initial Borrower”)
Credit Suisse First Boston, Melbourne Branch (“Facility Agent”)
The financial institutions listed in schedule 2 (“Initial Subscriber”)

Mallesons Stephen Jaques
Level 28
Rialto
525 Collins Street
Melbourne Vic 3000
T +61 3 9643 4000
F +61 3 9643 5999
DX 101 Melbourne

6311280_10

Revolving Facility Agreement
Contents

Details		1
General terms		2
1	Interpretation	2
1.1	Definitions	2
1.2	Definitions in Senior Funding Agreement	5
1.3	Other interpretation clauses from Senior Funding Agreement	5
1.4	Issue of Revolving Debentures	5
2	Commitment, purpose and availability of Facility	5
2.1	Provision of Commitment	5
2.2	Maximum accommodation	5
2.3	Several obligations and rights of Subscribers	6
2.4	Purpose of the Facility	6
3	Funding procedures	6
3.1	Delivery of Drawdown Notice or Rollover Notice	6
3.2	Requirements for a Drawdown Notice or Rollover Notice	7
3.3	Subscribers to provide Share of Funding Portions	8
3.4	Conditions Precedent	8
3.5	Lack of appropriate funding	8
3.6	Facility Agent’s discretions concerning conditions precedent	9
3.7	Reduction of requested Funding Portion if Commitment would be exceeded	10
4	Interest	10
4.1	Accrual and payment of interest	10
4.2	Notification of Interest Rate	10
4.3	Accrual and calculation of interest	10
5	Facility	11
5.1	Subscription for, and issue of Debentures	11
5.2	Payment to Borrower	12
5.3	Debenture Trust Deed and Master Debentures	12
6	Line fee	12
7	Repayment	13
7.1	Notice of voluntary prepayment	13
7.2	Repayment on Maturity Date	13
7.3	Currency fluctuation	14
7.4	Repayment on Termination Date	14
7.5	Limit on repayment	14
7.6	Paid Up Amount	14

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

i

8	Optional reduction of commitments during availability period	14
9	Obligations in relation to offer or sale of Revolving Debentures	15
9.1	No disclosure document	15
9.2	Restrictions on offer and sales of Revolving Debentures	16
9.3	Subscribers to observe laws	16
9.4	US selling restriction	17
10	Obligations in relation to public offer	17
10.1	Underwriters’ undertakings	17
10.2	Borrowers’ Undertakings	17
10.3	Warranties of each Subscriber	18
10.4	Each Subscriber and the Facility Agent to provide further information	18
10.5	Debenture Trust Deed and Master Debentures	19
11	General	19
11.1	Incorporation of clauses from the Senior Funding Agreement	19
11.2	Attorneys	19
Schedule 1 - Initial Borrowers		20
Schedule 2 - Initial Subscribers		21
Schedule 3 - Drawdown Notice		33
Schedule 4 - Rollover Notice		35
Signing page		37

© Mallesons Stephen Jaques	Revolving Facility Agreement
10 November 2003

ii